XCL LTD.

       SECURITY AGREEMENT, PLEDGE AND FINANCING STATEMENT

     This Security Agreement, Pledge and Financing Statement (this "Agreement") is made and entered into as of May 20, 1997 by XCL Ltd., a Delaware corporation (the "Company") in favor of Fleet National Bank, as Trustee ("Trustee") for the Noteholders (as defined below) under the Indenture described herein.

                   W I T N E S S E T H:

     WHEREAS, the Company has entered into an Indenture dated as of May 20, 1997, with the Trustee (said Indenture, as same may from time to time be amended or modified and in effect, being herein called the "Indenture"); and

     WHEREAS, the Company has entered into the Indenture pursuant to which the Company will issue $75,000,000 aggregate principal amount of 13.50 % Senior Secured Notes due May 1, 2004, Series A ("Initial Notes") and 13.50% Senior Secured Notes due May 1, 2004, Series B to be issued in exchange for the Initial Notes pursuant to a Registration Rights Agreement dated as of May 20, 1997, between the Company and Jefferies & Company, Inc. (the "Exchange Notes" and, together with the Private Exchange Notes (as defined in the Indenture) and the Initial Notes, the "Notes"); and

     WHEREAS, the Company is entering into this instrument pursuant to its obligations under the Indenture and for the purpose, among other things, of securing and providing for repayment of the Notes;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Trustee hereby agree as follows:

         SECTION 1.     Definitions.

              (a) As used in this Agreement, capitalized terms not otherwise defined herein have the meanings set forth in the Indenture, and the following terms shall have the respective meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Cash" shall have the meaning assigned to that term in
Schedule I attached hereto and made a part hereof.

     "Cash Equivalents" shall have the meaning assigned to that term in Schedule I attached hereto and made a part hereof.

     "Capitalized Interest Account" shall have the meaning assigned to that term in Schedule I attached hereto and made a part hereof.

     "Collateral" shall have the meaning assigned to that term in
Section 2 of this Agreement.

     "Collateral Accounts" shall mean, collectively, the Capitalized Interest Account and the Principal Account.

     "Default" and "Event of Default" shall have the meanings assigned to those terms in Section 6(a) of this Agreement.

     "Disbursement Agent" shall have the meaning assigned to that term in the Disbursement Agreement.

     "Disbursement Agreement" shall mean that certain Cash
Collateral and Disbursement Agreement of even date herewith by and among the Company, the Trustee, Fleet National Bank, as Disbursement Agent, and Herman J. Schellstede & Associates, Inc., as Representative.

     "Disbursement Date" shall have the meaning assigned to that term in the Disbursement Agreement.

     "Indebtedness" means the following indebtedness and liabilities of the Company (and any extensions, renewals, refunding, increases, substitutions, replacements, consolidations, modifications or rearrangements of such indebtedness and liabilities, whether or not the Company executes any extension agreement or renewal instrument):

         (i) all amounts advanced or expended by the Trustee under the Indenture and/or under or in connection with this Agreement, all reasonable costs and out-of-pocket expenses (excluding expenses representing administrative overhead) at any time and from time to time incurred by the Trustee in connection with the administration and/or enforcement of this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel employed by the Trustee in connection therewith), and all indemnities at any time and from time to time payable hereunder to the Trustee, and

         (ii) all indemnities which relate to the Notes at any time and from time to time payable to the Trustee or the Holders of the Notes (the "Noteholders") (or any of them) under or in connection with the Indenture or any related documents, ratably according to the amount owing to the Trustee and each Noteholder, without preference or priority among the Trustee and the Noteholders, and

         (iii) all principal, premium and accrued interest owing on the Notes, and

         (iv) all other amounts payable by the Company under the Indenture.

     "Lien" shall have the meaning assigned to that term in the Indenture.

     "Principal Account" shall have the meaning assigned to that term in Schedule I attached hereto and made a part hereof.

     "Security Interest" shall mean the Lien on the Collateral created by this Agreement in favor of the Trustee for the equal and ratable benefit of the Noteholders.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

         (b) All terms used in this Agreement which are defined in the UCC, other than those which are defined in the Indenture or specifically defined in Section 1(a) above, shall have the same meaning herein as in the UCC.

     SECTION 2.     Grant of Security Interest.

     The Company hereby grants to the Trustee, for the ratable benefit of the Noteholders, to secure the payment and performance in full of all of the Indebtedness, a Security Interest in and a first Lien on and so pledges and assigns to the Trustee all of the Company's right, title and interest in, to and under the Collateral Accounts, including, without limitation, all Cash and Cash Equivalents on deposit or held in said Collateral Accounts, whether now owned or hereafter acquired or arising, all accessions and additions thereto, all substitutions and replacements therefor, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"). The Company hereby acknowledges that the Disbursement Agent shall act as the Trustee's agent in holding the Collateral or other financial assets in which the Trustee is granted a security interest hereunder subject to the terms of the Disbursement Agreement.

     SECTION 3. Representations and Warranties. The Company represents and warrants, as of the date hereof, to the Trustee and each Noteholder as follows:

          (a) The chief executive office and principal place of business of the Company is located at 110 Rue Jean Lafitte, Lafayette, Louisiana 70508.

          (b) The Company is the owner of all the Collateral free and clear of any lien, security interest, charge or encumbrance of any kind or nature, except for the Lien and Security Interest created hereby, pursuant to the Indenture and the Disbursement Agreement. Except for the Lien and Security Interest created hereby, all of the Collateral is free from any material credit, deduction, allowance, defense, dispute, set off or counterclaim and there is no material extension or indulgence with respect thereto.

          (c) This Agreement has been duly executed and delivered by the Company and creates a valid Security Interest in, and Lien on, the Collateral, securing the payment of the Indebtedness. Upon the making of the filings and the taking of all other actions necessary to perfect the Security Interests created hereby, including, without limitation, those actions specified in Section 4, the Security Interests created by this Agreement will be duly perfected Security Interests subject to no equal or prior Lien, security interest or encumbrance of any kind or nature.

     SECTION 4.     Covenants.     During the term of this
Agreement and until all the Obligations with respect to the Indebtedness have been fully and finally paid and discharged in full, the Company covenants and agrees with the Trustee and each Noteholder that:

          (a) Except as permitted by the Indenture or in the ordinary course of business, the Company will not make any compromise or settlement with respect to the Collateral without notice to or consent of the Trustee.

          (b) From time to time, the Company shall, at its own expense, promptly give, execute, deliver, file and/or otherwise formalize any such notice, statement, instrument, document, agreement or other papers, and do all such other acts and things, as may be necessary or desirable, or as the Trustee may reasonably request, in order to create, evidence, preserve, perfect, validate or continue any Lien or Security Interest created pursuant to this Agreement or to enable the Trustee to exercise or enforce its rights hereunder with respect to such Lien or Security Interest, or otherwise further to effect the purposes of this Agreement. Without limiting the generality of the foregoing, the Company shall, at any time or from time to time upon the request of the Trustee and at the Company's own expense, execute, acknowledge, witness, deliver, file and/or record such financing and continuation statements, notices, additional assignments and other documents or instruments (all of which shall be in form and substance satisfactory to the Trustee and its counsel) as the Trustee may from time to time reasonably request for the perfection of the Liens and Security Interests created hereby.

          (c) The Company shall promptly notify the Trustee (i) of any material changes in any fact or circumstance represented or warranted by the Company with respect to any material portion of the Collateral; (ii) of any material impairment of the Collateral; and (iii) of any claim, action or proceeding affecting title to all or any of the Collateral.

          (d) Except for the Liens and Security Interests created by this Agreement, the Indenture and the Disbursement Agreement, the Company shall at its own expense defend the Collateral against any and all Liens, claims, security interests and other encumbrances or interests, howsoever arising.

          (e) The Company shall at all times keep accurate and complete records with respect to the Collateral, including, without limitation, records of all payments made and proceeds received in connection therewith.

          (f) The Company shall not relocate its principal place of business or chief executive office to a county or state other than that specified in Section 3(a) of this Agreement unless the company gives 30 days' prior written notice to the Trustee, which notice shall specify the county and state into which such relocation is to be made. The Collateral, to the extent not delivered to the Trustee pursuant to Section 2, will be kept at those locations listed on the Perfection Certificate delivered to the Trustee herewith in the form attached as Exhibit A hereto and the Company will not remove the Collateral from such locations, without providing at least 30 days' prior written notice to the Trustee.

          (g) The Trustee, or its designee, may inspect the Collateral at any reasonable time, wherever located.

     SECTION 5.     Powers of the Secured Party.

         (a) The Company hereby irrevocably designates and appoints the Trustee as its attorney-in-fact, with full power of substitution, for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Trustee may reasonably request pursuant to this Agreement, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

         (b) Without limiting the generality of Section 5(a) hereof, the Company hereby irrevocably authorizes and empowers the Trustee for the equal and ratable benefit of the Noteholders, upon the occurrence and during the continuation of any Event of Default, at the expense of the Company, either in the Trustee's own name or in the name of the Company, at any time and from time to time:

              (i) to ask, demand, receive, issue a receipt for, give acquittance for, settle and compromise any and all monies which may be or become due or payable or remain unpaid at any time or times to the Company, and any and all other property which may be or become deliverable at any time or times to the Company, under or with respect to the Collateral;

              (ii) to endorse any drafts, checks, orders or other instruments for the payment of money payable to the Company on account of the Collateral; and

              (iii) to settle, compromise, prosecute or defend any action, claim or proceeding, or take any other action, all either in its own name or in the name of the Company or otherwise, which the Trustee may deem to be necessary or advisable for the purpose of exercising and enforcing its powers and rights under this Agreement or in furtherance of the purposes hereof, including any action which by the terms of this Agreement is to be taken by the Company.

          (c) Nothing in this Agreement shall be construed as requiring or obligating the Trustee to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice, or to take any other action with respect to any of the Collateral or the amounts due or to become due under any thereof, or to collect or enforce the payment of any amounts assigned to it or to which it may otherwise be entitled hereunder at any time or times other than to account for amounts or Collateral received.

          (d) The Trustee shall be entitled at any time to file this Agreement, or a carbon, facsimile, photocopy, photographic or any other reproduction of this Agreement, as a financing statement, but the failure of the Trustee to do so shall not impair the validity or enforceability of this Agreement. Trustee shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Trustee's rights in or to, any of the Collateral.

          (e) In its discretion, the Trustee may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral and pay any necessary filing fees. The Company agrees to reimburse the Trustee on demand for any and all reasonable expenditures so made with interest on unpaid amounts at the maximum rate permitted bylaw. The Trustee shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

          (f) The Trustee shall not have any obligation or liability by reason of or arising out of this Agreement or the receipt by the Trustee of any payment relating to any of the Collateral, nor shall the Trustee be obligated in any manner to make inquiry as to the nature or sufficiency of any payment received by the Trustee in respect of the Collateral, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Trustee or to which the Trustee may be entitled at any time or times other than to account for amounts or Collateral received. The Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as the Trustee deals with similar property for its own account.

          (g) The Trustee may at any time, at its option, after an Event of Default has occurred and is continuing, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Indebtedness. Regardless of the adequacy of Collateral or any other security for the Indebtedness, any deposits or other sums at any time credited by or due from the Trustee to the Company may at any time be applied to or set off against any of the Indebtedness.

          (h) If an Event of Default known to the Trustee shall have occurred and be continuing, the Trustee shall, without notice to or demand upon the Company, so notify the Disbursement Agent and execute and deliver the Trustee's Certificate (as defined in the Disbursement Agreement) pursuant to Section 5.1 of the Disbursement Agreement. The Trustee shall apply the proceeds of collection of all Collateral, including, without limitation, Cash and Cash Equivalents received by the Trustee to the Indebtedness, such proceeds to be immediately entered after final payment in cash of the items giving rise to them.

     SECTION 6.     Default

          (a) It shall constitute a Default or an Event of Default under this Agreement if a "Default" or an "Event of Default" shall occur under the Indenture.

          (b) If an Event of Default shall have occurred and is continuing and if the maturity of the Notes is accelerated under the provisions of the Indenture, in addition to any other rights and remedies that may be available to the Trustee under the UCC or the Indenture or under Section 5(a) or 5(b) of this Agreement or otherwise under this Agreement or at law, the Trustee, for the ratable benefit of the Noteholders, shall also have the following rights and powers:

              (i) The Trustee may, without being required to give any notice except as hereinafter provided, collect or otherwise sell all Cash Equivalents, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, and the Trustee and/or its collateral agent may be the purchaser for the ratable benefit of the Noteholders of any or all of the Collateral so sold and thereafter hold the same absolutely free from any right or claim of whatsoever kind, and the Indebtedness or any portion of the Indebtedness may be applied as a credit against the purchase price.

              (ii) Upon any such sale, the Trustee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind by or on behalf of the Company, including any equity or rights of redemption of the Company and the Company hereby specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it has or may have under any rule or law or statute now existing or hereafter adopted.

              (iii) The Trustee shall give the Company five (5) Business Days' written notice (which the Company agrees is reasonable notification within the meaning of 9.504 of the UCC) of its intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale and, in case of a private sale, shall state the date after which such sale is to be made.

              (iv) Any such public sale shall be held at such time or times within ordinary business hours and at such places as the Trustee may fix in the notices of such sale. At any such sale the Cash Equivalents may be sold in one lot as an entirety or in separate parcels, as the Trustee may determine.

              (v) The Trustee shall not be obligated to make any sale pursuant to any such notice. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same shall be so adjourned.

              (vi) In case of any sale of all or any part of the Cash Equivalents on credit or for future delivery, the Cash Equivalents so sold may be retained by the Trustee until the selling price is paid by the purchaser thereof, but the Trustee shall not incur any liability in case of the failure of such purchase to take up and pay for the Marketable Securities so sold and, in case of any such failure, such Cash Equivalents may again be sold upon like notice.

              (vii) The Trustee, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Liens and Security Interests granted in this Agreement and sell the Cash Equivalents, or any portion thereof, under a judgment or decree of a court of courts of competent jurisdiction.

              (viii) The Trustee shall have the right to take possession of the Collateral, and for that purpose the Trustee may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Trustee's rights hereunder, including, without limitations, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the indebtedness is to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under 9-112 of the UCC.

          (c) The Trustee shall incur no liability as a result of the sale of the Cash Equivalents, or any part thereof, at any private sale other than for its own gross negligence, willful misconduct or bad faith. Except for Cash Equivalents which are traded in a regulated public market and as to which a readily available market price can be ascertained, the Company hereby waives, to the maximum extent permitted by applicable law, any claims against the Trustee and each Noteholder arising by reason for the fact that the price at which such Collateral may have been sold at such private sale was less than the then the price which might have been obtained at a public sale (unless such sales price was materially less than obtaining market price for such securities) or was less than the aggregate amount of the Indebtedness, even if the Trustee accepts the first offer received and does not offer such Collateral to more than one offeree.

          (d) The Trustee shall not be obligated to pursue or exhaust its rights and remedies against any particular Collateral or other security for the Indebtedness before pursuing or enforcing its rights and remedies against any of the Collateral or other security for the Indebtedness.

          (e) To the extent permitted by law, the Company hereby waives (i) any rights to require the Trustee to proceed first against any other Person to exhaust its rights in the Collateral or other security for the Indebtedness or to pursue any other right that the Trustee might have, (ii) with respect to the Notes, presentment and demand for payment, protest, notice of protest and nonpayment, notice of dishonor, notice of the intention to accelerate and notice of acceleration (except as otherwise set forth in the Indenture), and (iii) all rights of marshalling in respect of any and all of the Collateral.

          (f) Without precluding any other methods of sale, the Company acknowledges that the sale of the Cash Equivalents shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property. The Trustee shall not be liable for any depreciation in the value of the Collateral.

          (g) Remedies of the Trustee are cumulative and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of the Trustee.

          (h) If an Event of Default shall have occurred and be continuing, the proceeds of any sale or other realization upon all or any part of the Collateral and any other amounts held by the Trustee under this Agreement shall be applied by the Trustee as provided in the Indenture.

          Any amounts remaining after such applications and the payment in full of all Notes and all amounts due with respect to the Indebtedness shall be remitted to the Company, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     SECTION 7.     General Provisions.

          (a) This Agreement shall remain in full force and effect until the earlier to occur of (i) the date when all of the Indebtedness shall have been satisfied or redeemed in full or
(ii) the close of business on the Disbursement Date.

          (b) The Lien and Security Interest created hereunder and the Company's obligations hereunder and the Trustee's rights hereunder shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events:

              (i) The taking or accepting of any other security or assurance for any or all of the Indebtedness;

              (ii)  any release, surrender, exchange,
subordination or loss of any security or assurance at any time existing in connection with any or all of the Indebtedness;

              (iii) the modification of, amendment to, or waiver of compliance with any terms of the Indenture or the Notes or any Subsidiary Guarantee;

              (iv) any renewal, extension and/or rearrangement of the payment of any or all of the Indebtedness or any statement, indulgence, forbearance or compromise that may be granted or given by the Trustee to the Company or any Subsidiary
Guarantor or any other Person;

              (v) any neglect, delay, omission, failure or refusal of the Trustee to take or prosecute any action in connection with any agreement, document or other instrument evidencing, securing or assuring the payment of any or all of the Indebtedness; or

              (vi)  the illegality, invalidity or
unenforceability of all or any part of the Indebtedness.

          (c) So long as no Default shall have occurred and be continuing, upon termination of this Agreement and the Security Interest created hereby in accordance with Section 7(a) above, the Company shall be entitled to receive and retain any and all distributions made in accordance with and pursuant to the provisions of the Disbursement Agreement. Nothing contained herein shall prevent the Company from making use of distributions received by the Company as otherwise permitted by the Disbursement Agreement and the Indenture and any distributions so received by the Company and transferred to other Persons shall pass free and clear of the Lien and Security Interest hereof. Upon any such termination, the Trustee agrees to execute and deliver to the Company, at the Company's expense, in recordable form, all such termination statements or other documents or instruments as the Company may reasonably request, evidencing the termination of the Lien and Security Interest in the Collateral granted hereunder.

          (d) This Agreement or any term hereof may be amended or changed only by an instrument in writing executed jointly by the Company and the Trustee.

           (e) Each right, power and remedy herein specifically granted to the Trustee or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise (including, without limitation, all rights, powers and remedies granted to a secured party under the UCC), and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time as often and in such order as may be deemed expedient by the Trustee in its sole and complete discretion. The provisions of this Agreement may only be waived by an instrument in writing signed by the Trustee, and no failure on the part of the Trustee to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right.

          (f) The manner and place of service of all notices, requests, demands or other communications to be sent hereunder shall be sent as set forth in Section 10.2 of the Indenture.

          (g) This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Trustee and its successors and assigns. The Company may not, without the prior written consent of the Trustee, assign any of its rights, duties or obligations hereunder.

          (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

          (i) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          (j) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of enforceability or such provision in any other jurisdiction.

          (k) All representations and warranties contained herein, in the Indenture or made in writing by the Company in connection herewith or therewith, shall survive the execution and delivery of this Agreement, the Indenture and any documents executed in connection herewith or therewith.

          (l) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          (m) In the event of any conflict or inconsistency between the term, covenants, conditions and provisions set forth in this Agreement and the terms, covenants, conditions and provisions set forth in the Indenture, the terms, covenants, conditions and provisions of the Indenture shall prevail.

         IN WITNESS WHEREOF, the Company and the Trustee have executed this Agreement as of the date first above written.

                              XCL LTD.



                              By:---------------------
                              Name: David A. Melman
                              Title     Executive Vice President,
                                        General Counsel and
                                        Secretary


                              FLEET NATIONAL BANK, as Trustee



                              By:---------------------
                              Name: Susan C. Merker
                              Title     Assistant Vice President

                                                  EXHIBIT A



                       PERFECTION CERTIFICATE
                       ----------------------



         The undersigned, Chief Executive Officer and Chief Legal Officer or Chief Financial Officer, of XCL Ltd., a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement, Pledge and Financing Statement dated as of May 20, 1997 between the Company and Fleet National Bank, as Trustee (terms defined therein being used herein as therein defined), to the Trustee as follows:

         SECTION 1.  Names.

         (a) The exact corporate name of the Company, as it appears in its certificate of incorporation is as follows:


                      XCL LTD.

         (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         The Exploration Company of Louisiana, Inc.
          change of name effected on July 1, 1994

         (c) The Company has not changed its identity or corporate structure in any way within the past five years except:

                            N/A

         (d)  The following is a list of all other names
(including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

    XCL-China Ltd.; XCL-Texas, Ltd.; XCL-Acquisitions, Inc.;
    XCL-Land Ltd.; XCL-China LubeOil Ltd.; XCL-China Coal
    Methane, Ltd.; The Exploration Company of Louisiana, Inc.

         SECTION 2.  Current Locations.

         (a) The chief executive office of the Company is located at the following address:

Mailing Address       City          County          State
---------------       ----          ------          -----

110 Rue Jean Lafitte  Lafayette  Lafayette Parish  Louisiana 70508

         (b) The following are all the places of business of the Company not identified above:

Mailing Address       City          County          State
---------------       ----          ------          -----

1105 North Market St. Wilmington   New Castle   Delaware 19899
Suite 1300


         SECTION 3. Prior Locations. Set forth below is the information required by subparagraphs (a) and (b) of Section 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

             16800 Greenspoint Park Drive
             Suite 300 South
             (also Suites 225 and 240 at various times)
             Houston, TX  77060

             5215 McPherson Road
             Suite 200
             Laredo, TX  78041

             9810 FM 1960
             Suite 135
             Humble, TX  77338

         SECTION 4.  UCC Filings.     A duly signed  financing
statement on Form UCC-1 in substantially the form of Schedule 4(A) hereto has been duly filed in the UCC filing office in each jurisdiction identified in Section 2 hereof. The Company will deliver a true copy of each such filing duly acknowledged by the filing officer as soon as practicable after the date hereof.

         SECTION 5.  Schedule of Filings.  Attached hereto as
Schedule 5 is a schedule setting forth filing information with respect to the filings described in Section 4 above.

         SECTION 6. Filings Fees. All filing fees and taxes payable in connection with the filings described in Section 4 above have been paid.

         IN WITNESS WHEREOF, we have hereunto set our hands this 20th day of May, 1997.

                                 By:----------------------
                                 Name: Marsden W. Miller, Jr.
                                 Title:Chief Executive Officer


                                 By:----------------------
                                 Name: David A. Melman
                                 Title: Executive Vice President